Exhibit 99 (b)
BALANCE SHEETS
BOK FINANCIAL CORPORATION
(In thousands)
		Period Ended
	September 30,	June 30,	September 30,
	2010	2010	2009
	(Unaudited)	(Unaudited)	(Unaudited)
ASSETS
Cash and due from banks	$ 1,175,434	$ 834,972	$ 1,383,244
Funds sold and resell agreements	20,468	17,554	39,465
Trading securities	82,247	62,159	100,898
Securities:
Available for sale	9,560,210	9,226,720	8,358,562
Investment	343,748	353,277	238,101
Mortgage trading securities	475,215	534,641	320,971
Total securities	10,379,173	10,114,638	8,917,634
Residential mortgage loans held for sale	316,893	227,574	172,301
Loans:
Commercial	5,972,008	6,011,528	6,370,056
Commercial real estate	2,323,122	2,340,909	2,560,335
Residential mortgage	1,883,908	1,834,246	1,829,824
Consumer	626,806	696,034	851,349
Total loans	10,805,844	10,882,717	11,611,564
Less reserve for loan losses	(299,154)	(299,489)	(280,902)
Loans, net of reserve	10,506,690	10,583,228	11,330,662
Premises and equipment, net	267,189	277,225	286,702
Accrued revenue receivable	138,234	126,149	68,617
Goodwill	335,601	335,601	335,829
Intangible assets, net	15,168	15,991	20,323
Mortgage servicing rights, net	86,333	98,942	66,689
Real estate and other repossessed assets	126,859	119,908	89,507
Bankers' acceptances	259	2,885	9,882
Derivative contracts	266,104	334,576	397,110
Cash surrender value of bank-owned life insurance	254,884	251,857	244,456
Receivable on unsettled securities trades	124,365	-	-
Other assets	290,051	333,469	413,522
TOTAL ASSETS	$ 24,385,952	$ 23,736,728	$ 23,876,841

LIABILITIES AND EQUITY
Deposits:
Demand	$ 4,046,515	$ 3,735,289	$ 3,462,188
Interest-bearing transaction	8,845,385	8,488,159	7,380,449
Savings	189,191	190,964	167,896
Time	3,741,500	3,673,088	4,084,813
Total deposits	16,822,591	16,087,500	15,095,346
Funds purchased and
repurchase agreements	2,049,733	2,262,475	2,198,900
Other borrowings	1,303,591	1,708,295	3,189,948
Subordinated debentures	398,658	398,617	398,502
Accrued interest, taxes, and expense	132,564	91,471	123,409
Bankers' acceptances	259	2,885	9,882
Due on unsettled securities trades	756,532	266,470	133,974
Derivative contracts	218,296	299,851	395,197
Other liabilities	179,740	169,137	127,689
TOTAL LIABILITIES	21,861,964	21,286,701	21,672,847
Shareholders' equity:
Capital, surplus and retained earnings	2,364,609	2,314,967	2,185,776
Accumulated other comprehensive income (loss)	139,041	113,771	(763)
TOTAL SHAREHOLDERS' EQUITY	2,503,650	2,428,738	2,185,013
Non-controlling interest	20,338	21,289	18,981
TOTAL EQUITY	2,523,988	2,450,027	2,203,994
TOTAL LIABILITIES AND EQUITY	$ 24,385,952	$ 23,736,728	$ 23,876,841

AVERAGE BALANCE SHEETS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands)
			Quarter Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009

ASSETS
Funds sold and resell agreements	$ 18,882	$ 22,776	$ 32,363	$ 30,358	$ 67,032
Trading securities	69,315	58,722	70,979	68,027	64,763
Securities:
Available for sale	9,270,710	8,892,175	8,884,678	8,583,032	7,782,254
Investment	336,455	335,117	256,003	238,479	235,967
Mortgage trading securities	602,049	435,693	366,845	340,456	267,591
Total securities	10,209,214	9,662,985	9,507,526	9,161,967	8,285,812
Residential mortgage loans held for sale	242,559	183,489	137,404	194,760	176,403
Loans:
Commercial	6,003,159	6,060,642	6,132,889	6,325,580	6,521,438
Commercial real estate	2,335,226	2,359,958	2,492,535	2,538,737	2,621,176
Residential mortgage	1,893,162	1,848,692	1,833,602	1,827,339	1,873,457
Consumer	629,968	702,174	728,294	801,040	871,347
Total loans	10,861,515	10,971,466	11,187,320	11,492,696	11,887,418
Less allowance for loan losses	(308,139)	(312,595)	(309,194)	(298,157)	(281,289)
Total loans, net	10,553,376	10,658,871	10,878,126	11,194,539	11,606,129
Total earning assets	21,093,346	20,586,843	20,626,398	20,649,651	20,200,139
Cash and due from banks	989,782	903,555	1,089,971	1,095,087	828,965
Cash surrender value of bank-owned life insurance	252,912	249,914	247,415	245,460	242,715
Derivative contracts	267,952	288,853	300,865	352,143	401,887
Other assets	1,588,298	1,415,642	1,448,098	1,353,393	1,376,828
TOTAL ASSETS	$ 24,192,290	$ 23,444,807	$ 23,712,747	$ 23,695,734	$ 23,050,534

LIABILITIES AND EQUITY
Deposits:
Demand	$ 3,831,486	$ 3,660,910	$ 3,485,504	$ 3,666,663	$ 3,392,578
Interest-bearing transaction	8,699,495	8,287,296	7,963,752	7,734,678	7,162,477
Savings	189,512	184,376	170,990	167,572	167,677
Time	3,774,136	3,701,167	3,772,295	4,002,337	4,404,854
Total deposits	16,494,629	15,833,749	15,392,541	15,571,250	15,127,586
Funds purchased and
repurchase agreements	2,227,088	2,491,084	2,575,286	2,173,476	2,284,985
Other borrowings	1,465,516	1,619,745	2,249,470	2,380,938	2,173,103
Subordinated debentures	398,638	398,598	398,559	398,522	398,484
Derivative contracts	228,297	243,089	276,696	318,809	392,277
Other liabilities	895,703	479,813	521,567	605,994	539,129
TOTAL LIABILITIES	21,709,871	21,066,078	21,414,119	21,448,989	20,915,564
Total equity	2,482,419	2,378,729	2,298,628	2,246,745	2,134,970
TOTAL LIABILITIES AND EQUITY	$ 24,192,290	$ 23,444,807	$ 23,712,747	$ 23,695,734	$ 23,050,534
	-	-	-	-	-

STATEMENTS OF EARNINGS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands, except per share data)
	Quarter Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009

Interest revenue	$ 216,967	$ 226,246	$ 653,934	$ 690,158
Interest expense	36,252	45,785	108,532	164,272
Net interest revenue	180,715	180,461	545,402	525,886
Provision for credit losses	20,000	55,120	98,140	147,280
Net interest revenue after
provision for credit losses	160,715	125,341	447,262	378,606

Other operating revenue
Brokerage and trading revenue	27,072	24,944	72,861	71,437
Transaction card revenue	28,852	26,264	82,802	79,225
Trust fees and commissions	16,774	16,315	50,831	49,685
Deposit service charges and fees	24,290	30,464	79,879	86,290
Mortgage banking revenue	29,236	13,197	62,442	51,577
Bank-owned life insurance	3,004	2,634	8,884	7,369
Other revenue	7,708	6,138	22,720	18,980
Total fees and commissions	136,936	119,956	380,419	364,563
Gain (loss) on other assets	(1,331)	3,223	(1,176)	4,339
Gain (loss) on derivatives, net	4,626	(294)	11,557	(2,995)
Gain on securities, net	11,753	12,266	39,377	38,845
Total other-than-temporary impairment losses	(4,525)	(6,133)	(25,192)	(61,764)
Portion of loss recognized in other comprehensive income	9,786	(2,752)	(4,010)	(41,839)
Net impairment losses recognized in earnings	(14,311)	(3,381)	(21,182)	(19,925)
Total other operating revenue	137,673	131,770	408,995	384,827

Other operating expense
Personnel	101,216	98,012	295,094	286,830
Business promotion	4,426	4,827	13,349	13,824
Professional fees and services	7,621	7,555	20,690	21,430
Net occupancy and equipment	16,436	15,884	47,638	48,115
Insurance	6,052	6,092	18,181	17,628
FDIC special assessment	-	-	-	11,773
Data processing and communications	21,601	20,413	63,850	60,171
Printing, postage and supplies	3,648	3,716	10,495	12,359
Net losses and operating expenses
of repossessed assets	7,230	3,497	27,517	6,299
Amortization of intangible assets	1,324	1,686	3,971	5,058
Mortgage banking costs	9,093	8,065	28,740	24,868
Change in fair value of mortgage servicing rights	15,924	2,981	21,450	(6,839)
Visa retrospective responsibility obligation	1,103	-	1,103	-
Other expense	9,491	6,004	22,731	18,780
Total other operating expense	205,165	178,732	574,809	520,296

Net income before taxes	93,223	78,379	281,448	243,137
Federal and state income taxes	29,935	24,772	92,260	81,925

Net income	63,288	53,607	189,188	161,212
Net income (loss) attributable to non-controlling interest	(979)	2,947	1,266	3,405

Net income attributable to BOK Financial Corporation	$ 64,267	$ 50,660	$ 187,922	$ 157,807

Average shares outstanding:
Basic	67,625,378	67,392,059	67,608,277	67,351,436
Diluted	67,765,344	67,513,700	67,812,436	67,450,172

Net income per share:
Basic	$ 0.94	$ 0.75	$ 2.76	$ 2.33
Diluted	$ 0.94	$ 0.75	$ 2.75	$ 2.33

FINANCIAL HIGHLIGHTS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands, except ratio and share data)
			Quarter Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009

Capital:
Period-end shareholders' equity	$ 2,503,650	$ 2,428,738	$ 2,312,443	$ 2,205,813	$ 2,185,013
Risk weighted assets	$ 16,484,702	$ 16,611,662	$ 16,787,566	$ 17,275,808	$ 17,515,147
Risk-based capital ratios:
Tier 1	12.30%	11.90%	11.45%	10.86%	10.56%
Total capital	15.79%	15.38%	15.09%	14.43%	14.10%
Leverage ratio	8.61%	8.57%	8.25%	8.05%	8.16%
Tangible common equity ratio (A)	8.96%	8.88%	8.46%	7.99%	7.78%
Tier 1 common equity ratio (B)	12.17%	11.77%	11.33%	10.75%	10.45%

Common stock:
Book value per share	$ 36.77	$ 35.67	$ 33.99	$ 32.53	$ 32.27

Market value per share:
High	$ 50.58	$ 55.60	$ 53.11	$ 47.91	$ 48.10
Low	$ 42.89	$ 47.45	$ 45.43	$ 41.87	$ 34.81

Cash dividends paid	$ 16,856	$ 16,834	$ 16,304	$ 16,201	$ 16,280
Dividend payout ratio	26.23%	26.50%	27.11%	37.88%	32.14%
Shares outstanding, net	68,091,126	68,080,797	68,042,918	67,802,807	67,707,547
Stock buy-back program:
Shares repurchased	-	-	-	-	-
Amount	$ -	$ -	$ -	$ -	$ -
Average price per share	$ -	$ -	$ -	$ -	$ -

Performance ratios (quarter annualized):
Return on average assets	1.05%	1.09%	1.03%	0.72%	0.87%
Return on average equity	10.27%	10.71%	10.61%	7.55%	9.41%
Net interest margin	3.50%	3.63%	3.68%	3.64%	3.63%
Efficiency ratio	59.07%	59.56%	59.11%	60.02%	58.09%

Other data:
Gain (loss) on economic hedge of mortgage servicing rights	$ 8,045	$ 22,431	$ (211)	$ (4,440)	$ 3,560
Trust assets	$ 31,460,021	$ 29,825,608	$ 30,739,254	$ 30,385,365	$ 29,945,585
Mortgage servicing portfolio	$ 11,190,802	$ 11,057,385	$ 10,895,182	$ 6,603,132	$ 6,339,764
Mortgage loan fundings during the quarter	$ 830,050	$ 540,741	$ 382,028	$ 560,254	$ 536,173
Mortgage loan refinances to total fundings	64%	34%	55%	47%	49%
Tax equivalent adjustment	$ 2,152	$ 2,327	$ 2,416	$ 2,196	$ 1,982
Net unrealized gain on available for sale securities	$ 255,421	$ 215,439	$ 107,754	$ 13,226	$ 30,898

(A) Tangible common equity ratio is a non-GAAP measure.
Reconciliation to a GAAP financial measure follows:
Total shareholders' equity	$ 2,503,650	$ 2,428,738	$ 2,312,443	$ 2,205,813	$ 2,185,013
Less: intangible assets, net	(350,769)	(351,592)	(352,916)	(354,239)	(356,152)
Tangible common equity	$ 2,152,881	$ 2,077,146	$ 1,959,527	$ 1,851,574	$ 1,828,861

Total assets	$ 24,385,952	$ 23,736,728	$ 23,501,976	$ 23,516,831	$ 23,876,841
Less: intangible assets, net	(350,769)	(351,592)	(352,916)	(354,239)	(356,152)
	$ 24,035,183	$ 23,385,136	$ 23,149,060	$ 23,162,592	$ 23,520,689

Tangible common equity ratio	8.96%	8.88%	8.46%	7.99%	7.78%

(B) Tier 1 common equity ratio is a non-GAAP measure.
Reconciliation to a GAAP financial measure follows:
Tier 1 capital	$ 2,027,226	$ 1,976,588	$ 1,922,783	$ 1,876,778	$ 1,849,254
Less: non-controlling interest	(20,338)	(21,289)	(20,274)	(19,561)	(18,981)
Tier 1 common equity	$ 2,006,888	$ 1,955,299	$ 1,902,509	$ 1,857,217	$ 1,830,273

Risk weighted assets	$ 16,484,702	$ 16,611,662	$ 16,787,566	$ 17,275,808	$ 17,515,147

Tier 1 common equity ratio	12.17%	11.77%	11.33%	10.75%	10.45%

QUARTERLY EARNINGS TRENDS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands, except ratio and per share data)
			Quarter Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009

Interest revenue	$ 216,967	$ 217,597	$ 219,370	$ 224,411	$ 226,246
Interest expense	36,252	35,484	36,796	39,933	45,785
Net interest revenue	180,715	182,113	182,574	184,478	180,461
Provision for credit losses	20,000	36,040	42,100	48,620	55,120
Net interest revenue after
provision for credit losses	160,715	146,073	140,474	135,858	125,341

Other operating revenue
Brokerage and trading revenue	27,072	24,754	21,035	20,240	24,944
Transaction card revenue	28,852	28,263	25,687	26,292	26,264
Trust fees and commissions	16,774	17,737	16,320	16,492	16,315
Deposit service charges and fees	24,290	28,797	26,792	29,501	30,464
Mortgage banking revenue	29,236	18,335	14,871	13,403	13,197
Bank-owned life insurance	3,004	2,908	2,972	2,870	2,634
Other revenue	7,708	7,374	7,638	7,150	6,138
Total fees and commissions	136,936	128,168	115,315	115,948	119,956
Gain (loss) on other assets	(1,331)	1,545	(1,390)	(205)	3,223
Gain (loss) on derivatives, net	4,626	7,272	(341)	(370)	(294)
Gain on securities, net	11,753	23,100	4,524	7,277	12,266
Total other-than-temporary impairment losses	(4,525)	(10,959)	(9,708)	(67,390)	(6,133)
Portion of loss recognized in other comprehensive income	9,786	(8,313)	(5,483)	(52,902)	(2,752)
Net impairment losses recognized in earnings	(14,311)	(2,646)	(4,225)	(14,488)	(3,381)
Total other operating revenue	137,673	157,439	113,883	108,162	131,770

Other operating expense
Personnel	101,216	97,054	96,824	93,687	98,012
Business promotion	4,426	4,945	3,978	5,758	4,827
Professional fees and services	7,621	6,668	6,401	8,813	7,555
Net occupancy and equipment	16,436	15,691	15,511	17,600	15,884
Insurance	6,052	5,596	6,533	6,412	6,092
FDIC special assessment	-	-	-	-	-
Data processing and communications	21,601	21,940	20,309	21,121	20,413
Printing, postage and supplies	3,648	3,525	3,322	3,601	3,716
Net losses and operating expenses
of repossessed assets	7,230	13,067	7,220	5,101	3,497
Amortization of intangible assets	1,324	1,323	1,324	1,912	1,686
Mortgage banking costs	9,093	10,380	9,267	11,436	8,065
Change in fair value of mortgage servicing rights	15,924	19,458	(13,932)	(5,285)	2,981
Visa retrospective responsibility obligation	1,103	-	-	-	-
Other expense	9,491	6,265	6,975	6,281	6,004
Total other operating expense	205,165	205,912	163,732	176,437	178,732

Net income before taxes	93,223	97,600	90,625	67,583	78,379
Federal and state income taxes	29,935	32,042	30,283	24,780	24,772

Net income	63,288	65,558	60,342	42,803	53,607
Net income (loss) attributable to non-controlling interest	(979)	2,036	209	33	2,947

Net income attributable to BOK Financial Corporation	$ 64,267	$ 63,522	$ 60,133	$ 42,770	$ 50,660

Average shares outstanding:
Basic	67,625,378	67,605,807	67,592,315	67,446,326	67,392,059
Diluted	67,765,344	67,880,587	67,790,049	67,600,344	67,513,700

Net income per share:
Basic	$ 0.94	$ 0.93	$ 0.88	$ 0.63	$ 0.75
Diluted	$ 0.94	$ 0.93	$ 0.88	$ 0.63	$ 0.75

LOANS BY PRINCIPAL MARKET AREA - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands)
			Quarter Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009

Oklahoma:
Commercial	$ 2,662,347	$ 2,704,460	$ 2,616,086	$ 2,649,252	$ 2,738,217
Commercial real estate	748,501	784,549	787,543	820,578	815,362
Residential mortgage	1,293,334	1,257,497	1,235,788	1,228,822	1,245,917
Consumer	349,720	395,274	404,570	451,829	483,369
Total Oklahoma	5,053,902	5,141,780	5,043,987	5,150,481	5,282,865

Texas:
Commercial	1,876,994	1,902,934	1,935,819	2,017,081	2,075,379
Commercial real estate	715,859	731,399	769,682	735,338	734,742
Residential mortgage	309,815	308,496	307,643	313,113	335,797
Consumer	151,434	160,377	160,449	170,062	188,374
Total Texas	3,054,102	3,103,206	3,173,593	3,235,594	3,334,292

New Mexico:
Commercial	289,368	286,555	326,203	341,802	344,910
Commercial real estate	314,957	294,425	298,197	305,061	344,988
Residential mortgage	87,851	87,549	85,629	86,415	88,271
Consumer	20,153	20,542	16,713	17,473	18,176
Total New Mexico	712,329	689,071	726,742	750,751	796,345

Arkansas:
Commercial	91,752	89,376	86,566	103,443	99,559
Commercial real estate	117,137	114,576	129,125	132,436	128,984
Residential mortgage	14,937	15,823	17,071	16,849	19,128
Consumer	84,869	96,189	110,123	124,265	136,461
Total Arkansas	308,695	315,964	342,885	376,993	384,132

Colorado:
Commercial	457,421	484,188	495,916	545,724	569,549
Commercial real estate	203,866	225,758	228,998	239,970	249,879
Residential mortgage	75,152	69,325	68,049	66,504	68,667
Consumer	15,402	18,548	17,991	17,362	18,272
Total Colorado	751,841	797,819	810,954	869,560	906,367

Arizona:
Commercial	234,739	204,326	209,019	199,143	219,330
Commercial real estate	188,943	163,374	202,192	227,249	257,169
Residential mortgage	85,184	78,890	68,015	65,047	57,304
Consumer	3,061	2,971	3,068	3,461	4,826
Total Arizona	511,927	449,561	482,294	494,900	538,629

Kansas / Missouri:
Commercial	359,387	339,689	345,130	351,395	323,112
Commercial real estate	33,859	26,828	28,111	30,802	29,211
Residential mortgage	17,635	16,666	15,516	16,872	14,740
Consumer	2,167	2,133	2,012	2,350	1,871
Total Kansas / Missouri	413,048	385,316	390,769	401,419	368,934

TOTAL BOK FINANCIAL	$ 10,805,844	$ 10,882,717	$ 10,971,224	$ 11,279,698	$ 11,611,564

DEPOSITS BY PRINCIPAL MARKET AREA - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands)
			Quarter Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009

Oklahoma:
Demand	$ 2,238,303	$ 2,101,994	$ 2,062,084	$ 2,068,908	$ 1,895,980
Interest-bearing:
Transaction	5,609,811	5,562,287	5,237,983	5,134,902	4,566,058
Savings	103,524	102,590	101,708	93,006	93,443
Time	1,497,344	1,442,525	1,360,756	1,397,240	1,765,980
Total interest-bearing	7,210,679	7,107,402	6,700,447	6,625,148	6,425,481
Total Oklahoma	9,448,982	9,209,396	8,762,531	8,694,056	8,321,461

Texas:
Demand	1,238,103	1,150,495	1,068,656	1,108,401	1,138,794
Interest-bearing:
Transaction	1,786,979	1,674,519	1,675,759	1,748,319	1,716,460
Savings	35,614	36,814	37,175	35,129	35,724
Time	1,031,877	1,003,936	1,043,813	1,100,602	1,007,579
Total interest-bearing	2,854,470	2,715,269	2,756,747	2,884,050	2,759,763
Total Texas	4,092,573	3,865,764	3,825,403	3,992,451	3,898,557

New Mexico:
Demand	262,567	223,869	222,685	209,090	216,330
Interest-bearing:
Transaction	535,012	491,708	480,189	444,247	424,528
Savings	27,906	30,231	20,036	17,563	18,039
Time	469,493	476,155	495,243	510,202	511,507
Total interest-bearing	1,032,411	998,094	995,468	972,012	954,074
Total New Mexico	1,294,978	1,221,963	1,218,153	1,181,102	1,170,404

Arkansas:
Demand	17,604	14,919	17,599	21,526	19,077
Interest-bearing:
Transaction	137,797	108,104	61,398	50,879	85,061
Savings	1,522	1,288	1,266	1,346	1,131
Time	116,536	119,472	105,794	101,839	137,109
Total interest-bearing	255,855	228,864	168,458	154,064	223,301
Total Arkansas	273,459	243,783	186,057	175,590	242,378

Colorado:
Demand	156,685	143,783	136,048	146,929	121,555
Interest-bearing:
Transaction	501,405	441,085	456,508	448,846	477,418
Savings	19,681	18,869	18,118	17,802	18,518
Time	495,899	497,538	509,410	525,844	520,906
Total interest-bearing	1,016,985	957,492	984,036	992,492	1,016,842
Total Colorado	1,173,670	1,101,275	1,120,084	1,139,421	1,138,397

Arizona:
Demand	97,384	71,711	61,183	68,651	54,046
Interest-bearing:
Transaction	94,108	94,033	81,851	81,909	95,242
Savings	812	1,062	1,105	958	971
Time	59,678	63,643	64,592	60,768	56,809
Total interest-bearing	154,598	158,738	147,548	143,635	153,022
Total Arizona	251,982	230,449	208,731	212,286	207,068

Kansas / Missouri:
Demand	35,869	28,518	31,726	30,339	16,406
Interest-bearing:
Transaction	180,273	116,423	100,037	21,337	15,682
Savings	132	110	146	148	70
Time	70,673	69,819	74,648	71,498	84,923
Total interest-bearing	251,078	186,352	174,831	92,983	100,675
Total Kansas / Missouri	286,947	214,870	206,557	123,322	117,081

TOTAL BOK FINANCIAL	$ 16,822,591	$ 16,087,500	$ 15,527,516	$ 15,518,228	$ 15,095,346

NET INTEREST MARGIN TREND - UNAUDITED
BOK FINANCIAL CORPORATION
			Quarter Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009
TAX-EQUIVALENT ASSETS YIELDS
Trading securities	3.26%	4.51%	4.53%	5.41%	4.72%
Funds sold and resell agreements	0.08%	0.14%	0.10%	0.21%	0.11%
Securities:
Taxable	3.28%	3.56%	3.73%	3.83%	4.18%
Tax-exempt	4.87%	4.89%	5.28%	5.16%	5.03%
Total securities	3.32%	3.60%	3.78%	3.87%	4.21%
Residential mortgage loans held for sale	4.24%	4.76%	5.16%	4.71%	4.94%
Loans	4.87%	4.83%	4.81%	4.74%	4.67%
Less reserve for loan losses	-	-	-	-	-
Loans, net of reserve	5.01%	4.97%	4.95%	4.86%	4.78%
Total tax-equivalent yield on earning assets	4.19%	4.33%	4.41%	4.42%	4.54%
COST OF INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest-bearing transaction	0.45%	0.49%	0.52%	0.57%	0.65%
Savings	0.39%	0.40%	0.42%	0.47%	0.48%
Time	1.80%	1.74%	1.86%	1.95%	2.20%
Total interest-bearing deposits	0.85%	0.87%	0.94%	1.03%	1.23%
Funds purchased and repurchase agreements	0.36%	0.36%	0.32%	0.30%	0.32%
Other borrowings	0.36%	0.35%	0.29%	0.29%	0.38%
Subordinated debt	5.64%	5.57%	5.66%	5.52%	5.53%
Total cost of interest-bearing liabilities	0.86%	0.85%	0.87%	0.94%	1.09%
Tax-equivalent net interest revenue spread	3.33%	3.48%	3.54%	3.48%	3.45%
Effect of noninterest-bearing funding sources and other	0.17%	0.15%	0.14%	0.16%	0.18%
Tax-equivalent net interest margin	3.50%	3.63%	3.68%	3.64%	3.63%

CREDIT QUALITY INDICATORS
BOK FINANCIAL CORPORATION
(In thousands, except ratios)			Quarter Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009

Nonperforming assets:
Nonaccruing loans (B):
Commercial	$ 49,361	$ 82,775	$ 84,491	$ 101,384	$ 128,266
Commercial real estate	177,709	193,698	219,639	204,924	212,418
Residential mortgage	38,898	40,033	36,281	29,989	38,220
Consumer	2,784	3,188	3,164	3,058	3,897
Total nonaccruing loans	$ 268,752	$ 319,694	$ 343,575	$ 339,355	$ 382,801
Renegotiated loans (A)	25,252	21,327	17,763	15,906	17,426
Real estate and other repossessed assets	126,859	119,908	121,933	129,034	89,507
Total nonperforming assets	$ 420,863	$ 460,929	$ 483,271	$ 484,295	$ 489,734

Nonaccruing loans by principal market (B):
Oklahoma	$ 72,264	$ 93,898	$ 102,231	$ 83,176	$ 112,610
Texas	36,979	49,695	58,067	66,892	65,911
New Mexico	23,792	26,956	23,021	26,693	35,541
Arkansas	9,990	10,933	14,652	13,820	5,911
Colorado	55,631	66,040	66,883	60,082	50,432
Arizona	70,038	72,111	78,656	84,559	108,161
Kansas / Missouri	58	61	65	4,133	4,235
Total nonaccruing loans	$ 268,752	$ 319,694	$ 343,575	$ 339,355	$ 382,801
	-	-	-	-	-
Nonaccruing loans by loan portfolio sector (B):
Commercial:
Energy	$ 8,189	$ 26,259	$ 17,182	$ 22,692	$ 48,992
Manufacturing	2,454	3,237	4,834	15,765	17,429
Wholesale / retail	5,584	5,561	6,629	12,057	7,623
Agriculture	58	58	65	65	98
Services	23,925	31,062	35,535	30,926	30,094
Healthcare	2,608	8,568	10,538	13,103	13,758
Other	6,543	8,030	9,708	6,776	10,272
Total commercial	49,361	82,775	84,491	101,384	128,266
Commercial real estate:
Land development and construction	116,252	132,686	140,508	109,779	113,868
Retail	8,041	4,967	14,843	26,236	22,254
Office	24,942	24,764	26,660	25,861	31,406
Multifamily	6,924	7,253	15,725	26,540	28,223
Industrial	4,151	4,223	-	279	527
Other commercial real estate	17,399	19,805	21,903	16,229	16,140
Total commercial real estate	177,709	193,698	219,639	204,924	212,418
Residential mortgage:
Permanent mortgage	36,654	37,978	34,134	28,314	36,431
Home equity	2,244	2,055	2,147	1,675	1,789
Total residential mortgage	38,898	40,033	36,281	29,989	38,220
Consumer	2,784	3,188	3,164	3,058	3,897
Total nonaccruing loans	$ 268,752	$ 319,694	$ 343,575	$ 339,355	$ 382,801
	-	-	-	-	-
Performing loans 90 days past due	$ 6,433	$ 12,474	$ 12,915	$ 10,308	$ 24,238

Gross charge-offs	$ 25,340	$ 38,168	$ 40,328	$ 37,974	$ 38,581
Recoveries	5,205	2,614	5,850	2,950	2,594
Net charge-offs	$ 20,135	$ 35,554	$ 34,478	$ 35,024	$ 35,987

Provision for credit losses	$ 20,000	$ 36,040	$ 42,100	$ 48,620	$ 55,120

Reserve for loan losses to period end loans	2.77%	2.75%	2.73%	2.59%	2.42%
Combined reserves for credit losses to period end loans	2.91%	2.89%	2.86%	2.72%	2.52%
Nonperforming assets to period end loans
and repossessed assets	3.85%	4.19%	4.36%	4.24%	4.19%
Net charge-offs (annualized) to average loans	0.74%	1.30%	1.23%	1.22%	1.21%
Reserve for loan losses to nonaccruing loans	111.31%	93.68%	87.23%	86.07%	73.38%
Combined reserves for credit losses to nonaccruing loans	117.01%	98.40%	91.42%	90.31%	76.51%

(A) includes residential mortgage loans guaranteed by	$ 21,706	$ 17,598	$ 14,083	$ 12,799	$ 11,234
agencies of the U.S. government. These loans
have been modified to extend payment terms and/or
reduce interest rates to current market.
(B) includes loans subject to First United Bank sellers escrow	$ -	$ -	$ 4,281	$ 4,311	$ 4,173